                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                          January 15, 1997
(Date Of Earliest Event Reported)


                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)



 001-11239                                                      75-2497104
(Commission                                                  (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                            37203
(Address of principal executive offices)                     (Zip Code)


                                (615) 327-9551
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On January 15, 1997, Columbia/HCA Healthcare Corporation and Value Health, Inc. jointly announced the signing of a definitive agreement to merge in a tax free stock-for-stock transaction.

ITEM 7. EXHIBIT.

        Exhibit 20.  Copy of the joint press release dated January 15, 1997


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


COLUMBIA/HCA HEALTHCARE CORPORATION


/s/  STEPHEN T. BRAUN
----------------------------------------
Stephen T. Braun
Senior Vice President and General Counsel

DATED:  January 21, 1997